Exhibit 99.1

August 2, 2017

Tetra Tech Reports Third Quarter 2017 Results

• Record Q3 EPS of $0.52, up 18% Y/Y • Record Q3 operating income of $46 million, up 17% Y/Y • Record backlog of $2.53 billion, up 12% Y/Y

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK) today announced results for the third quarter ended July 2, 2017.

Third Quarter Results

Revenue in the third quarter totaled $685 million, up 3% year-over-year.  For ongoing(1) operations, revenue, net of subcontractor costs (net revenue) (2), was $498 million, consistent with the same period in fiscal 2016.  Operating income for the third quarter was $46 million, up 17% year-over-year.  On an ongoing basis, operating income totaled $47 million, up 7% year-over-year.  Earnings per share (EPS) were $0.52, up 18% year-over-year, and on an ongoing basis totaled $0.53, up 6% over the prior-year quarter.  Backlog of $2.53 billion was up 12% year-over-year.

Quarterly Dividend and Share Repurchase Program

On July 31, 2017, Tetra Tech’s Board of Directors declared a quarterly dividend of $0.10 per share payable on September 1, 2017 to stockholders of record as of August 17, 2017.  Additionally, the Company has $140 million remaining under the previously approved $200 million share repurchase program.  The Company anticipates expending $100 million in share repurchases in fiscal year 2017, of which $60 million was completed in the first nine months.

Comments on Results

Tetra Tech’s Chairman and CEO, Dan Batrack commented, “Tetra Tech generated record-high third quarter earnings, operating income, and backlog.  Our U.S. federal and U.S. state and local markets continued to grow at double-digit organic rates in the third quarter, with revenues increasing 10% and 16%, respectively. Conversely, our oil and gas markets, particularly in Canada, have become increasingly challenged.  Despite the downturn in this market, our backlog reached a record high of $2.5 billion, up 12% year-over-year, giving us confidence that growth will continue across our other end markets.”

(1)                                 Refer to Reconciliation of Revenue and Operating Results table for a reconciliation to GAAP.

(2)                                 Tetra Tech’s revenue includes a significant amount of subcontractor costs and, therefore, the Company believes revenue, net of subcontractor costs, which is a non-GAAP financial measure, provides a valuable perspective on its business results.

Nine-Month Results

Revenue for the nine-month period was $2.0 billion and net revenue was $1.5 billion.  Operating income for the nine-month period was $129 million and EPS was $1.44, up 45% and 62%, respectively, from the prior year period.  On an ongoing basis, EPS totaled $1.50, up 16% year-over-year.

Business Outlook

The following statements are based on current expectations.  These statements are forward-looking and the actual results could differ materially.  These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release.  The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

Tetra Tech expects ongoing diluted EPS for the fourth quarter of fiscal 2017 to range from $0.60 to $0.62.  Net revenue for the fourth quarter is expected to range from $500 million to $520 million.  For fiscal 2017, ongoing diluted EPS is expected to range from $2.10 to $2.12 and net revenue is expected to range from $2.00 billion to $2.02 billion.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the third quarter 2017 results through a link posted on the Company’s website at tetratech.com on August 3, 2017 at 8:00 a.m. (PT).

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Reconciliation of Revenue and Operating Results

In thousands (except EPS data)

	Three Months Ended			Nine Months Ended
	July 2, 2017	June 26, 2016	% Y/Y	July 2, 2017	June 26, 2016	% Y/Y

Revenue	$685,539	$666,869	3%	$2,018,171	$1,854,961	9%
Subcontractor costs	(187,061)	(168,235)		(518,188)	(456,606)
Net revenue	$498,478	$498,634	0%	$1,499,983	$1,398,355	7%

Revenue	$685,539	$666,869	3%	$2,018,171	$1,854,961	9%
RCM	(4,192)	(5,202)		(12,401)	(36,781)
Ongoing revenue	$681,347	$661,667	3%	$2,005,770	$1,818,180	10%

Net revenue	$498,478	$498,634	0%	$1,499,983	$1,398,355	7%
RCM	(902)	(2,372)		1,006	(12,537)
Ongoing net revenue	$497,576	$496,262	0%	$1,500,989	$1,385,818	8%

Operating income	$45,884	$39,085	17%	$128,695	$88,667	45%
Earn-out (gain) expense	—	—		(7,149)	2,823
RCM	1,251	4,023		12,759	9,691
Acq. & integration	—	1,005		—	16,916
Ongoing operating income	$47,135	$44,113	7%	$134,305	$118,097	14%

EPS	$0.52	$0.44	18%	$1.44	$0.89	62%
Earn-out (gain) expense	—	—		(0.08)	0.03
RCM	0.01	0.05		0.14	0.10
Acq. & integration	—	0.01		—	0.27
Coffey debt prepayment	—	—		—	0.03
Retroactive R&D tax	—	—		—	(0.03)
Ongoing EPS	$0.53	$0.50	6%	$1.50	$1.29	16%

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About Tetra Tech

Tetra Tech is a leading, global provider of consulting and engineering services.  We are differentiated by Leading with Science® to provide innovative technical solutions to our clients.  We support global commercial and government clients focused on water, environment, infrastructure, resource management, energy, and international development.  With 16,000 associates worldwide, Tetra Tech provides clear solutions to complex problems.  For more information about Tetra Tech, please visit tetratech.com, follow us on Twitter (@TetraTech), or like us on Facebook.

CONTACTS:

Jim Wu, Investor Relations

Charlie MacPherson, Media & Public Relations

(626) 470-2844

Forward-Looking Statements

This news release contains forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information concerning future events and the future financial performance of Tetra Tech that involve risks and uncertainties.  Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results.  Readers are urged to read the documents filed by Tetra Tech with the SEC, specifically the most recent reports on Form 10-K, 10-Q, and 8-K, each as it may be amended from time to time, which identify risk factors that could cause actual results to differ materially from the forward-looking statements.  Among the important factors or risks that could cause actual results or events to differ materially from those in the forward-looking statements in this release are: continuing worldwide political and economic uncertainties; the new U.S. Administration’s potential changes to fiscal and tax policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; and the ability to impede a business combination based on Delaware law and charter documents.  Any projections in this release are based on limited information currently available to Tetra Tech, which is subject to change.  Although any such projections and the factors influencing them will likely change, Tetra Tech will not necessarily update the information, since Tetra Tech will only provide guidance at certain points during the year.  Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release.

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Tetra Tech, Inc.

Condensed Consolidated Balance Sheets

(unaudited - in thousands, except par value)

	July 2, 2017	October 2, 2016

Assets
Current Assets:
Cash and cash equivalents	$138,772	$160,459
Accounts receivable - net	731,291	714,336
Prepaid expenses and other current assets	56,920	46,262
Income taxes receivable	35,294	14,371
Total current assets	962,277	935,428

Property and equipment - net	59,423	67,827
Investments in and advances to unconsolidated joint ventures	2,852	2,064
Goodwill	729,338	717,988
Intangible assets - net	31,795	48,962
Deferred income taxes	2,238	630
Other long-term assets	31,801	27,880
Total Assets	$1,819,724	$1,800,779

Liabilities and Equity
Current Liabilities:
Accounts payable	$156,556	$158,773
Accrued compensation	116,606	129,184
Billings in excess of costs on uncompleted contracts	125,603	88,223
Current portion of long-term debt	15,543	15,510
Current contingent earn-out liabilities	2,649	4,296
Other current liabilities	72,054	85,100
Total current liabilities	489,011	481,086

Deferred income taxes	53,671	60,348
Long-term debt	310,270	331,501
Long-term contingent earn-out liabilities	807	4,461
Other long-term liabilities	50,931	53,980

Commitments and contingencies

Equity:

Preferred stock - Authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at July 2, 2017 and October 2, 2016	—	—
Common stock - Authorized, 150,000 shares of $0.01 par value; issued and outstanding, 56,762 and 57,042 shares at July 2, 2017 and October 2, 2016, respectively	568	570
Additional paid-in capital	229,803	260,340
Accumulated other comprehensive loss	(119,232)	(128,008)
Retained earnings	803,725	736,357
Tetra Tech stockholders’ equity	914,864	869,259
Noncontrolling interests	170	144
Total equity	915,034	869,403
Total Liabilities and Equity	$1,819,724	$1,800,779

Tetra Tech, Inc.

Condensed Consolidated Statements of Income

(unaudited - in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	July 2,	June 26,	July 2,	June 26,
	2017	2016	2017	2016

Revenue	$685,539	$666,869	$2,018,171	$1,854,961
Subcontractor costs	(187,061)	(168,235)	(518,188)	(456,606)
Other costs of revenue	(408,228)	(413,551)	(1,247,369)	(1,165,323)
Gross profit	90,250	85,083	252,614	233,032
Selling, general and administrative expenses	(44,366)	(44,993)	(131,068)	(124,626)
Acquisition and integration expenses	—	(1,005)	—	(16,916)
Contingent consideration - fair value adjustments	—	—	7,149	(2,823)
Operating income	45,884	39,085	128,695	88,667
Interest expense, net	(2,795)	(2,590)	(8,802)	(8,501)
Income before income tax expense	43,089	36,495	119,893	80,166
Income tax expense	(13,114)	(10,805)	(36,462)	(27,497)
Net income including noncontrolling interests	29,975	25,690	83,431	52,669
Net loss (income) from noncontrolling interests	8	4	(24)	9
Net income attributable to Tetra Tech	$29,983	$25,694	$83,407	$52,678

Earnings per share attributable to Tetra Tech:
Basic	$0.52	$0.44	$1.46	$0.90
Diluted	$0.52	$0.44	$1.44	$0.89

Weighted-average common shares outstanding:
Basic	57,184	57,796	57,108	58,483
Diluted	58,161	58,616	58,116	59,228

Cash dividends paid per share	$0.10	$0.09	$0.28	$0.25

Tetra Tech, Inc.

Condensed Consolidated Statements of Cash Flows

 (unaudited - in thousands)

	Nine Months Ended
	July 2,	June 26,
	2017	2016

Cash flows from operating activities:
Net income including noncontrolling interests	$83,431	$52,669

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	34,377	33,835
Equity in income of unconsolidated joint ventures	(3,504)	(1,557)
Distributions of earnings from unconsolidated joint ventures	2,747	2,305
Stock-based compensation	10,037	9,299
Excess tax benefits from stock-based compensation	—	(576)
Deferred income taxes	27,886	7,313
Provision for doubtful accounts	(1,891)	9,488
Fair value adjustments to contingent consideration	(7,149)	2,823
Gain on disposal of property and equipment	(369)	(777)
Lease termination costs and related asset impairment	—	2,946

Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable	(9,485)	19,107
Prepaid expenses and other assets	(14,806)	(4,791)
Accounts payable	(2,484)	(2,566)
Accrued compensation	(13,390)	(2,035)
Billings in excess of costs on uncompleted contracts	36,401	(8,370)
Other liabilities	(5,523)	(14,976)
Income taxes receivable/payable	(64,705)	(14,335)
Net cash provided by operating activities	71,573	89,802

Cash flows from investing activities:
Capital expenditures	(7,018)	(10,107)
Payments for business acquisitions, net of cash acquired	(8,039)	(81,256)
Changes in restricted cash	—	(3,384)
Proceeds from sale of property and equipment	507	3,291
Investments in unconsolidated joint ventures	—	(768)
Net cash used in investing activities	(14,550)	(92,224)

Cash flows from financing activities:
Payments on long-term debt	(220,845)	(102,213)
Proceeds from borrowings	199,574	200,000
Payments of earn-out liabilities	—	(1,001)
Debt pre-payment costs	—	(1,935)
Excess tax benefits from stock-based compensation	—	576
Repurchases of common stock	(60,000)	(75,000)
Dividends paid	(16,039)	(14,578)
Net proceeds from issuance of common stock	17,992	12,679
Net cash (used in) provided by financing activities	(79,318)	18,528

Effect of foreign exchange rate changes on cash	608	2,486

Net (decrease) increase in cash and cash equivalents	(21,687)	18,592
Cash and cash equivalents at beginning of period	160,459	135,326
Cash and cash equivalents at end of period	$138,772	$153,918

Supplemental information:
Cash paid during the period for:
Interest	$8,770	$9,089
Income taxes, net of refunds received of $1.6 million and $3.0 million	$70,146	$29,405

Tetra Tech, Inc.

Regulation G Information

July 2, 2017

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs (“Net Revenue”)

(in millions)

			2016							2017
	2014	2015	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos
Consolidated (as reported)
Revenue	2,483.8	2,299.3	560.7	627.4	1,188.1	666.9	1,855.0	728.5	2,583.5	668.9	663.8	1,332.6	685.5	2,018.2
Subcontractor Costs	(623.9)	(580.6)	(139.8)	(148.6)	(288.4)	(168.2)	(456.6)	(197.7)	(654.3)	(179.3)	(151.8)	(331.1)	(187.0)	(518.2)
Net Revenue	1,859.9	1,718.7	420.9	478.8	899.7	498.7	1,398.4	530.8	1,929.2	489.6	512.0	1,001.5	498.5	1,500.0

WEI Segment
Revenue	1,018.5	993.6	240.4	226.0	466.4	264.7	731.1	297.2	1,028.3	287.1	268.9	556.1	279.6	835.7
Subcontractor Costs	(207.4)	(230.4)	(61.0)	(59.6)	(120.6)	(73.4)	(194.0)	(80.9)	(274.8)	(86.1)	(68.3)	(154.4)	(69.5)	(223.9)
Net Revenue	811.1	763.2	179.4	166.4	345.8	191.3	537.1	216.3	753.5	201.0	200.6	401.7	210.1	611.8

RME Segment
Revenue	1,332.6	1,282.0	315.7	403.9	719.7	414.9	1,134.5	435.2	1,569.7	396.0	418.9	814.9	417.5	1,232.4
Subcontractor Costs	(363.3)	(349.9)	(81.4)	(94.6)	(175.9)	(109.9)	(285.9)	(125.3)	(411.2)	(109.3)	(103.9)	(213.1)	(130.1)	(343.2)
Net Revenue	969.3	932.1	234.3	309.3	543.8	305.0	848.6	309.9	1,158.5	286.7	315.0	601.8	287.4	889.2

Ongoing Operations
Revenue	2,262.7	2,212.7	539.9	616.6	1,156.5	661.7	1,818.2	713.1	2,531.3	660.7	663.8	1,324.4	681.3	2,005.8
Subcontractor Costs	(482.3)	(517.3)	(126.2)	(140.8)	(267.0)	(165.4)	(432.4)	(187.1)	(619.4)	(172.9)	(148.1)	(321.0)	(183.8)	(504.8)
Net Revenue	1,780.4	1,695.4	413.7	475.8	889.5	496.3	1,385.8	526.0	1,911.9	487.8	515.7	1,003.4	497.5	1,501.0

RCM Segment
Revenue	221.1	86.6	20.8	10.8	31.6	5.2	36.8	15.4	52.2	8.2	—	8.2	4.2	12.4
Subcontractor Costs	(141.6)	(63.3)	(13.6)	(7.8)	(21.4)	(2.8)	(24.2)	(10.6)	(34.9)	(6.4)	(3.7)	(10.1)	(3.3)	(13.4)
Net Revenue	79.5	23.3	7.2	3.0	10.2	2.4	12.6	4.8	17.3	1.8	(3.7)	(1.9)	0.9	(1.0)

Reconciliation of Net Income Attributable to Tetra Tech to EBITDA

(in thousands)

			2016							2017
	2014	2015	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos

Net Income (Loss) Attributable to Tetra Tech	108,266	39,074	23,239	3,744	26,983	25,694	52,678	31,105	83,783	26,562	26,862	53,424	29,983	83,407
Interest Expense(1)	9,490	7,363	1,660	4,251	5,911	2,590	8,501	2,888	11,389	2,908	3,099	6,007	2,795	8,802
Depreciation(2)	26,452	23,110	5,303	5,968	11,271	5,912	17,183	5,573	22,756	5,251	5,764	11,015	5,345	16,360
Amortization(2)	27,288	20,206	4,311	5,447	9,757	6,331	16,088	5,990	22,078	5,940	5,898	11,838	5,607	17,445
Contingent Consideration	(58,694)	(3,113)	1,001	1,822	2,823	—	2,823	—	2,823	—	(7,149)	(7,149)	—	(7,149)
Goodwill and other IA Impairment	—	60,763	—	—	—	—	—	—	—	—	—	—	—	—
Income Tax Expense	35,668	41,093	8,030	8,661	16,692	10,805	27,497	13,117	40,613	10,358	12,990	23,348	13,114	36,462

EBITDA	148,470	188,496	43,544	29,893	73,437	51,332	124,770	58,673	183,442	51,019	47,464	98,483	56,844	155,327

Acquisition Expenses	—	—	—	7,925	7,925	—	7,925	—	7,925	—	—	—	—	—
Integration Expenses	—	—	—	7,986	7,986	1,005	8,991	2,632	11,623	—	—	—	—	—
RCM	42,193	6,813	5,089	201	5,291	3,840	9,131	1,968	11,098	2,887	7,970	10,857	1,127	11,984

Ongoing EBITDA	190,663	195,309	48,633	46,005	94,639	56,177	150,817	63,273	214,088	53,906	55,434	109,340	57,971	167,311

(1) Includes amortization of deferred financing fee

(2) Varies slightly from the Statements of Cash Flows, which includes amortization of deferred financing fee